UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2014

Date of Report

(Date of earliest event reported)

THAT MARKETING SOLUTION, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-184795	99-0379615
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4535 South 2300 East, Suite B

Salt Lake City, Utah  84117

 (Address of Principal Executive Offices)

(866) 731-8882

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) On October 16, 2014, the Company’s Board of Directors resolved to dismiss Sadler, Gibb & Associates, LLC (“Sadler”), of Salt Lake City, Utah, as the Company’s independent accountant effective as of that date.  With the exception of a “going concern” modification, the report of Sadler on the financial statements of the Company for the period from inception on August 2, 2012, though August 31, 2013 contained no adverse opinion or any disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from inception on August 2, 2012 through August 31, 2013, there were no disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  Further, there were no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended, with the exception of material weaknesses identified in the Company’s internal control over financial reporting.

We have provided Sadler with a copy of the disclosure provided under this Item of this Current Report and have advised it to provide us with a letter addressed to the SEC as to whether it agrees or disagrees with the disclosures made herein.  A copy of its response is attached hereto and incorporated herein by this reference.  See Exhibit 16 referenced under Item 9.01 of this Current Report.

(b) On October 16, 2014, the Company engaged HJ & Associates, L.L.C. (“HJ”), of Salt Lake City, Utah, to audit its financial statements for the fiscal year ended August 31, 2014, effective as of that date.  During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging HJ, neither the Company nor anyone on its behalf consulted with the newly engaged accountant regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in  paragraph 304(a)(1)(iv) and the related instructions to Item304 of Regulation S-K of the SEC or a reportable event (as described in paragraph 304(a)(1)(v) thereof).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.                 Exhibit Description

16                                Letter re Change in Certifying Accountant

Documents Incorporated by Reference

None; not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THAT MARKETING SOLUTION, INC., a Nevada corporation

Date:  October 16, 2014                                  /s/ Louis Zant III

Louis Zant, III, Chief Executive Officer